SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

Legal proceedings

As disclosed in Note 2, in 2019, the Company partnered with PICC under the direct lending program. In November 2019, PICC stopped paying service fees as agreed in the Cooperation Agreement. PICC further disputed with the Group regarding payments on the service fees under the Cooperation Agreement.

In May 2020, the Group commenced a legal proceeding against PICC by submitting a complaint with a local court in Beijing for contract non-performance under the Cooperation Agreement. The Group, together with its legal counsel of the case has determined that PICC has breached its contractual obligation under the Cooperation Agreement for not paying service fees that were due to the Group under the direct lending program. The Group is seeking payments of approximately RMB2.3 billion from PICC to cover the outstanding service fees and related late payment losses. After the Group’s legal action was filed against PICC, PICC filed a civil lawsuit against the Group at a local court in Guangzhou claiming that the second amendment under the Cooperation Agreement is invalid, and therefore PICC is not obligated to pay any outstanding service fees and that a portion of the service fees paid to the Group under the Cooperation Agreement plus accrued interest should be returned back to PICC. The Group will vigorously assert its rights against PICC and defends itself against any claims brought against the Group by PICC in these legal proceedings. However, both actions remain at the preliminary stage, and it is not possible at this stage to ascertain the outcome of either of the lawsuits. If the Group does not prevail in either of the lawsuits completely or in part, or fails to reach a favorable settlement with PICC, the Group's results of operations, financial condition, liquidity and prospects would be materially and adversely affected.

The Group has suspended its cooperation with PICC on new loans under its direct lending program since December 2019 and has developed cooperation with other financing guarantee companies in providing guarantee services to the institutional funding partners.

Percentages of loan origination volume covered by financing guarantee companies under both of the online lending information intermediary services and direct lending program in the first five months of 2020 are as follows:

For the five months ended
May 31, 2020
Guarantee company A	63.6%
Guarantee company B	18.7%
Others	17.7%
Total	100.0%

COVID-19 impacts

Starting from January 2020, a novel strain of coronavirus, COVID-19, has spread worldwide. Since then, the resulting significant economic disruptions to the Chinese economy, and depending on the length and severity of this epidemics impact to the economy, had an adverse effect on the Group’s operations which resulted in an increase in delinquency volatilities and a significant decrease in revenues and loan volumes in the first five month of 2020. The situation remains dynamic and the extent to which COVID-19 will impact the business of the Group will depend on future developments of the outbreak, which are uncertain and cannot be predicted. During the first five months of 2020, loan origination volume decreased by approximately 79.5% compared to the loan origination volume in the first five months of 2019.